STRATTON MUTUAL FUNDS

                    Stratton Growth Fund, Inc.
            Stratton Monthly Dividend REIT Shares, Inc.
                     The Stratton Funds, Inc.


                  Supplement dated June 22, 2005
      To Prospectus and Statement of Additional Information
                      each dated May 1, 2005


The following replaces the second sentence under the section entitled "Disclosure of Portfolio Holdings" on page 15 of the Prospectus and the first sentence of the last paragraph of the section entitled "Disclosure of Portfolio Holdings" on page 8 of the Statement of Additional Information.

The funds publish on their webpage (www.strattonfunds.com) a complete list of each fund's month-end portfolio holdings, top five industry categories, total net assets, and the total number of portfolio holdings by the fifth business day of the following month.









             INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH
         THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
                         FOR FUTURE REFERENCE